UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2009

                          INFINITY CAPITAL GROUP, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                              --------------------
                 (State or other jurisdiction of incorporation)



         814-00708                                            16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                            SECTION 8 - OTHER EVENTS


ITEM 8.01 OTHER EVENTS

On September 23, 2009, Steve Wallitt and The Pennsylvania Avenue Funds foreclosed on two outstanding promissory notes for $100,000 and $25,000, respectively.

Due to the foreclosure, Infinity Capital Group, Inc. ("Infinity") forfeited 200,000 shares of Strategic Environmental & Energy Resources, Inc., a Nevada corporation owned by Infinity, per the Security and Pledge Agreement as follows:

Strategic Environmental & Energy Resources:
------------------------------------------
160,000 shares to Steve Wallitt
40,000 shares to The Pennsylvania Avenue Funds


Also as a result of the foreclosure, GHL Group, Ltd., beneficially owned by Gregory H. Laborde, President of Infinity Capital Group, Inc., forfeited 250,000 shares of Infinity Capital Group, Inc. per the Security and Pledge Agreement as follows:

GHL Group, Ltd.:
----------------------------
200,000 shares to Steve Wallitt
50,000 shares to The Pennsylvania Avenue Funds



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                             Dated: December 3, 2009


                             /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President



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